1 Fourth Quarter 2017 Earnings Conference Call January 24, 2018

2 Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of December 31, 2017 unless otherwise noted.

3 Steven G. Bradshaw Chief Executive Officer

4 Fourth Quarter and FY2017 Summary: • Noteworthy items impacting Q4 profitability: • Deferred tax asset writedown of $12 million • $7 million release of loan loss provision • $2 million charitable contribution $50.0 $85.6 $72.5 $0.76 $1.31 $1.11 4Q16 3Q17 4Q17 Net Income - Quarterly Net income attributable to shareholders Net income per share - diluted $288.6 $232.7 $334.6 $4.21 $3.53 $5.11 2015 2016 2017 Net Income - Annual Net income attributable to shareholders Net income per share - diluted • Noteworthy items impacting FY2017 profitability: • Strong growth in net interest margin and net interest income • Outstanding results from Wealth Management division • Careful expense management • Benign credit environment • Better results from MSR hedging

5 Loan Growth ($B) Q4 2017 Quarterly Growth Annualized Quarterly Growth Year over Year Growth Period-End Loans $17.2 (0.3%) (1.2%) 1.0% Average Loans $17.2 (0.4%) (1.8%) 2.7% • Low single digit year-over-year loan growth despite multiple headwinds – CRE paydowns due to flattening of yield curve and uncertainty over healthcare and tax reform.

6 Scott Grauer EVP-Wealth Management

7 • Revenue growth driven by Connecticut Trading Desk lift-out, loan growth, net interest margin growth, increase in trust fees (AUMA and market performance). • Wealth management surpasses $80 billion in Assets Under Management for the first time in company history. Very strong Q4 growth in AUM and fiduciary assets – 60% new money inflows, 40% market movement. • Careful expense controls and earnings leverage – total expenses down 1.7% for the full year Wealth Management Preliminary 2017 Results FY 2017 Year over Year Growth Total Revenue ($M) $384.8 11.4% Net Direct Contribution ($M) (1) $138.9 46.1% Total Loans ($B) $1.3 16.0% Total Deposits ($B) $5.5 13.3% Fiduciary Assets ($B) $48.8 15.1% Assets Under Management or in Custody ($B) $81.8 8.5% (1) Excludes corporate allocations of $40.6 million

8 Steven Nell Chief Financial Officer Financial Overview

9 Net Interest Revenue Net Interest Margin ($mil) Q4 2017 Q3 2017 Q2 2017 Q1 2017 Q4 2016 Net Interest Revenue $216.9 $218.5 $205.2 $201.2 $194.2 Provision For Credit Losses ($7.0) $ -- $ -- $ -- $ -- Net Interest Revenue After Provision $223.9 $218.5 $205.2 $201.2 $194.2 Net Interest Margin 2.97% 3.01% 2.89% 2.81% 2.69% • Interest recoveries impacted Q3 2017 NIR by $4.7 million and NIM by 6 basis points and did not recur in Q4 • Yield on investment securities up 12 basis points • Loan yields down 2 basis points sequentially; normalized for non-accrual interest recoveries Q4 loan yields would be up 2 basis points. • Modest 3 basis point increase in deposit costs • Continued benign credit environment and declines in non-accrual and potential problem loans led to provision release in Q4

10 Fees and Commissions Revenue, $mil Change: Q4 17 Quarterly, Sequential Quarterly, Year over Year 12 Months Brokerage and Trading $33.0 (0.4%) 15.9% (4.9%) Transaction Card 29.5 (10.1%) (0.5%) 3.0% Fiduciary and Asset Management 41.8 2.7% 20.9% 20.2% Deposit Service Charges and Fees 27.7 (1.8%) (1.8%) 0.5% Mortgage Banking 24.4 (2.1%) (14.3%) (21.8%) Other Revenue 11.8 (14.0%) (7.3%) 2.2% Total Fees and Commissions $168.2 (3.1%) 3.8% (0.5%) Fee and commission revenue drivers: • Strong 12 month year over year growth in transaction card, fiduciary and asset management largely offset significant decline in mortgage banking due to high rates/lower refi volume. • Other Revenue down sequentially due to sale of merchant banking portfolio company in Q3 (partially offset by corresponding decrease in other expense). • Note reclassification of approximately $5 million of quarterly revenue from Transaction Card to Deposit Service Charges and Fees.

11 Expenses ($mil) Q4 2017 Q3 2017 Q4 2016 %Incr. Seq. %Incr. YOY Personnel Expense $145.3 $147.9 $141.1 (1.7%) 3.0% Other Operating Expense $118.7 $118.0 $124.4 0.5% (4.6%) Total Operating Expense $264.0 $265.9 $265.5 (0.7%) (0.7%) ($mil) 12 mos. 2017 12 Mos 2016 %Incr. YOY Personnel Expense $573.4 $553.1 3.7% Other Operating Expense $452.1 $464.5 (2.7%) Total Operating Expense $1,025.5 $1,017.6 0.8% • Full year total expenses up 0.8%, essentially flat from 2016 • Q4 expenses in 2016 and 2017 included a $2 million charitable contribution to BOKF Foundation • Higher professional fees and services in Q4 due to completion and launch of new products

12 Forecast and Assumptions 2018 Expectations  Mid-single-digit loan growth  Available-for-sale securities flat to slightly down  Modest growth in net interest margin  Assuming two Fed rate hikes (March and September) with assumed active management and control of deposit pricing  Mid-single-digit growth in net interest income  Low-single-digit revenue growth from fee-generating businesses  Low-single-digit expense growth  Bias toward additional loan loss reserve releases in 2018  Blended federal and state effective tax rate 22-23% going forward

13 Stacy Kymes EVP-Corporate Banking

14  Strong year over year loan growth in energy and personal (private banking) offset decreases in wholesale/retail, manufacturing, and CRE.  Healthcare, energy, and personal delivered strong sequential growth in Q4 but were offset by decreases in wholesale/retail, manufacturing, and CRE. ($mil) Dec 31 2017 Sept. 30 2017 Dec 31 2016 Seq. Loan Growth YOY Loan Growth Energy $2,930.2 $2,868.0 $2,497.9 2.2% 17.3% Services 2,986.9 2,967.5 3,109.0 0.7% 3.9% Healthcare 2,314.8 2,239.5 2,201.9 3.4% 5.1% Wholesale/retail 1,471.3 1,658.1 1,576.8 (11.3%) (6.7%) Manufacturing 496.8 519.4 515.0 (4.4%) (3.5%) Other 534.1 543.4 490.3 (1.7%) 8.9% Total C&I $10,734.0 $10,795.9 $10,390.8 (0.6%) 3.3% Commercial Real Estate 3,480.0 3,518.1 3,809.0 (1.1%) (8.6%) Residential Mortgage 1,973.7 1,945.8 1,949.8 1.4% 1.2% Personal 965.8 947.0 840.0 2.0% 15.0% Total Loans $17,153.4 $17,206.8 $16,989.7 (0.3%) 1.0% Loan Portfolio

15 Key Credit Quality Metrics $132.5 $110.4 $124.0 $110.7 $92.3 $98.5 $97.2 $121.4 $114.9 $95.6 $231.0 $207.6 $245.4 $225.6 $187.9 $- $50.0 $100.0 $150.0 $200.0 $250.0 4Q16 1Q17 2Q17 3Q17 4Q17 Energy Non-Accruals Other Non-Accruals 1.52% 1.52% 1.49% 1.47% 1.37% 0.00% 0.50% 1.00% 1.50% 2.00% 4Q16 1Q17 2Q17 3Q17 3Q17 Combined Allowance for Credit Losses to Period End Loans -0.03% -0.02% 0.04% 0.08% 0.27% -0.50% 0.00% 0.50% 1.00% 1.50% 4Q16 1Q17 2Q17 3Q17 4Q17 Net charge offs (annualized) to average loans  No material signs of stress in any loan portfolio  Nonaccrual loans down 17% sequentially  Net charge-offs of 27 basis points for the fourth quarter, 9 basis points for the full year.  Appropriately reserved for any potential issues with a combined allowance of 1.37%

16 Energy Lending Update At 12/31/17:  $2.9 billion unfunded commitments  $2.9 billion outstanding  E&P line utilization 53%  Q4 energy net chargeoffs $0.5 million  Seventh consecutive quarterly reduction in criticized/classified energy loan outstandings 20 year average gross loss rate on E&P loans (gross chargeoffs as a percent of period average loans) is 16 bps 85% 11% 4% Oil & Gas Producers Midstream & Other Energy Services Net Charge- Offs 2013 2014 2015 2016 2017 E&P 0.00% 0.00% 0.07% 1.42% 0.23% Total Energy -0.01% -0.15% 0.17% 1.16% 0.18%

17 Steven G. Bradshaw Chief Executive Officer Closing Remarks

18 Question and Answer Session